UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 5, 2010

Nexstar Broadcasting Group, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-50478	23-3083125
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5215 N. O’Connor Blvd., Suite 1400

Irving, Texas 75039

(Address of Principal Executive Offices, including Zip Code)

(972) 373-8800

(Registrant’s Telephone Number, including Area Code)

Not Applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On April 5, 2010, Nexstar Broadcasting Group, Inc. issued a press release announcing that its wholly-owned subsidiary, Nexstar Broadcasting, Inc., commenced a cash tender offer for any and all of Nexstar Broadcasting, Inc.’s outstanding $42,628,179 aggregate principal amount of Senior Subordinated Payment-In-Kind Notes due 2014. A copy of the press release announcing the tender offer and consent solicitation is filed and attached hereto as Exhibit 99.1 and incorporated by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release, dated April 5, 2010, announcing Tender Offer and Consent Solicitation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXSTAR BROADCASTING GROUP, INC.

Dated: April 6, 2010
	By:	/S/ THOMAS E. CARTER
	Name:	Thomas E. Carter
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated April 5, 2010, announcing Tender Offer and Consent Solicitation.